SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                September 4, 2003
                     --------------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                       ESTERLINE TECHNOLOGIES CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                        001-06357               13-2595091
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 (State or other jurisdiction       (Commission File No.)      (IRS Employer
      of incorporation)                                      Identification No.)

                 10800 NE 8th Street, Bellevue, Washington 98004
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          (Address of principal executive offices, including zip code)

                                 (425) 453-9400
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              (Registrant's telephone number, including area code)





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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99.1 Press release issued by Esterline Technologies Corporation, dated September 4, 2003

Item 12. Results of Operations and Financial Condition

     On September 4, 2003, Esterline Technologies Corporation issued a press release announcing financial results for the quarter ended August 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: September 4, 2003

                             ESTERLINE TECHNOLOGIES CORPORATION

                             By:_/s/_Robert_D._George___________________________
                                 Name:  Robert D. George
                                 Title: Vice President, Chief Financial Officer,
                                        Secretary and Treasurer



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                                  EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------

99.1 Press release issued by Esterline Technologies Corporation, dated September 4, 2003